Exhibit 99.1

The Shell Law Firm, PLLC
Martin Shell (MS 5689)
11 Broadway, Suite 615
New York, New York 10004
Telephone: (646) 616-3983
Facsimile: (212) 480-8560
Counsel for Plaintiff

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

SAVEENE CORP. Plaintiff, - against - ERNEST B. REMO, AMERICAN DIVERSIFIED HOLDINGS CORP., ACTION STOCK TRANSFER CORP. AND OTC MARKETS GROUP INC. Defendants	CIVIL ACTION NO. COMPLAINT

Saveene Corp., (“Saveene” or “Plaintiff”) for its complaint against Ernest B. Remo, American Diversified Holdings Corp., Action Stock Transfer Corp. and OTC Markets Group Inc. states as follows:

NATURE OF THE ACTION

1.                This action arises from Ernest B. Remo’s theft of identity of a certain company known as American Diversified Holdings Corporation (OTC: ADHC a Nevada company, “ADHC”) from Saveene and Action Stock Transfer Corp.’s and OTC Markets Group Inc.’s complicit behavior to facilitate Remo’s capricious and egregious conduct.

2.                By this action Saveene seeks to enjoin Defendants from inflicting any further harm upon Plaintiff and damages in excess of $500,000.00, among other requested relief.

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PARTIES

3.                Saveene is a duly organized and existing Florida corporation with its principal place of business located at 500 S Australian Ave #600 West Palm Beach Fl 33401.

4.                Ernest B. Remo (“Remo”) is an individual residing in California and maintains an office at 122 15th Street, #2568, Del Mar, CA 92014.

5.                American Diversified Holdings Corp., is a duly organized and existing Wyoming Corporation with its principal place of business located at 122 15th Street, #2568, Del Mar, CA 92014 (“ADHC Wyoming”).

6.                Action Stock Transfer Corp. (“AST”) is a duly organized and existing Utah Corporation with its principal place of business located at 2469 E. Fort Union Boulevard, Suite 214, Salt Lake City, Utah 84121.

7.                OTC market (“OTC”) is a duly organized and existing Delaware corporation with its principal place of business located at 300 Vesey Street, 12th Floor, New York, New York 10282.

JURISDICTION AND VENUE

8.                This Court has jurisdiction over the subject matter of this action pursuant to 28 U.S.C. § 1332 (diversity jurisdiction). Plaintiff and Defendants are citizens of different states, with Saveene domiciled in Florida, Remo and ADHC Wyoming operating in California, AST domiciled in Utah and OTC’s principal place of business in New York, and the amount in controversy is more than $500,000.00.

9.                Venue is proper in this district pursuant to 28 U.S.C. § 1391b(2) and (3) because a substantial part of the events or omissions occurred in this district and there is no other district where this action may be brought and OTC is subject to personal jurisdiction in this district.

FACTUAL ALLEGATIONS AND BACKROUND

10.             On or about June 6, 2019, Remo, as seller, agreed to sell his controlling interest in ADHC, which totaled 100,000 preferred shares, to Saveene pursuant to a certain stock purchase agreement. A true copy is attached hereto as Exhibit A. This block of stock represents control of the ADHC entity.

11.             Pursuant to the purchase agreement Remo and Saveene agreed that as consideration for Remo’s controlling interest the following was to occur:

a.	Announce a strategy to completely reinvent ADHC and bring in a new management team, enter into an LO! with Saveene and upon execution of the LO!, management of ADHC agrees not to issue any press release or any other communication in the public domain. ADHC will then file required disclosures with OTC markets, an 8K with the SEC and then a press release.

b.	The existing management and preferred shareholder and director will resign on the day of the closing of the transaction

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c.	The existing managements agrees to rescind the previous transactions agreed to, specifically brazos and the hemp business and return 160 million shares previously issued to the corporate treasury.

d.	Upon closing the transaction, new management will embark on a stock awareness program designed to enhance shareholder value and to prepare for a rule 144A financing for the company

e.	In exchange for retiring the ADHC debt owed to Remo, new management will issue 60 million shares of rule 144 stock to Remo representing 9.6% of the Pro Forma shares on a non-dilutive basis. ADHC will file a form 13G with the SEC showing Remo as a 9.9% shareholder.

f.	On or before the closing date current management will notify Action Stock Transfer and the State of Nevada of the new management structure and control share transfer.

g.	Current ADHC managements and its chairman will execute a partnership agreement whereby ADHC will have a 60% consolidation or consolidator rights to sell fractional yachts for www.saveene.com under its own private brand name.

h.	EBR (Remo) agrees to serve as a consultant to the company for a period of 120 days post closing to assist with a proposed reverse share split and logistical matters. The reverse share split will be .03 per share.

Savenne specifically agrees

i.	Immediately upon closing of the transaction to create and release a website similar to www.savenne.com which will be the ADHC consolidator portal. See https.//americandiversifiedholdings.com

j.	The buyers will report all revenues earned through the consolidator portal to ADHC and its shareholders via OTC markets

k.	The buyer agrees to file a regulation A+ registration statement with the SEC and name EBR (Remo) as a selling shareholder for the 9.6% shares issued to him. This will be filed post reverse share split.

l.	The RegA+ will be for a proposed $3 million with funds to be used towards the sale of existing inventory and for the purchase of additional vessels.

12.            The crux of the sale was for Saveene to bring ADHC current with OTC and to introduce a merger in exchange for shares.

13.            All of the foregoing events occurred.

14.            On or about June 6, 2019, Remo’s controlling interest in ADHC was transferred to Saveene.

15.            AST performed the transfer from Remo to Saveene.

16.            At the same time, Remo resigned as CEO of ADHC and Alex Sentic was appointed as Interim COO and Daniel Sobolewski was appointed as Interim CEO. True copies of Remo’s resignation and board resolution are attached hereto as Exhibit B.

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17.            Upon the transfer of Remo’s shares Saveene controlled ADHC and proceeded to update ADHC’s Nevada fillings as well as OTC fillings. More specifically, 8-K statements were filed on June 20, 2019, October 1, 2019 and April 15, 2020.

18.            For nearly the next 12 months Saveene controlled and operated ADHC without interruption.

a.	On or about June 3, 2019, new management was appointed and 8k filed with SEC. Also on June 3, 2019, ADHC signed a Letter of Intent (“LOI”) to effectively change management and move into a new direction more aligned with the corporate vision;

b.	On or about June 9, 2019, Saveene management issued 53,160,001 or 9.6% shares to Remo and filed with the SEC the required 8k as a voluntary filer;

c.	On or about October 1, 2019, Saveene in accordance with the LOI previously executed with Remo and as part of the purchase price filed another 8k with OTC Markets which appointed new Officers and Directors and two separate mergers a Canadian Real Estate holding Co and a Spain commercial roofing Co.,;

d.	About the same time the following officers have been appointed on new positions and reassigned: Mr. Jacinto Ródenas Jiménez has been appointed as a Chief Executive Officer of ADHC; Mr. Jacinto Ródenas Jiménez and Mr. Sergio Bellosta Suárez have been named the officer and director of Canadian real estate company, Keene Realty Developments, Inc.; Mr. Albert Vendrell has been named the officer and director of Spain roof enhancement company - Tradictus , S.L.; Mr. Jacinto Ródenas Jiménez and Mr. Sergio Bellosta Suárez have been named the officer and director of American Diversified Holdings Corp. (ADHC); Mr. Daniel Sobolewski, current interim CEO will stay on in a capacity of a consultant and USA representative in capacity of liaison to the International companies;

e.	ADHC successfully completed merger with a Spain based roofing company as well as with Canadian RE Development company;

f.	ADHC to exchange 250.000.000 of common shares for 100% of Keene Realty Developments, Inc. Canada Company & 51% of Tradictus, S.L;

g.	On or about Oct 21, 2019, ADHC recapitalized to 2 billion shares and paid the required fee to Nevada. The additional shares were used to pay for all mergers and new subsidiaries of ADHC. The Company filed another 8k announcing this event to the market;

h.	On or about January 21, 2020, The Spanish operating company defaulted on its monthly obligations to the transfer agent and to Saveene. That default was recognized in a 14c form with SEC as part of ADHC’s management’s fiduciary duty to its shareholders followers and stakeholders;

i.	On or about April 15, 2020, ADHC’s management filed an 8k with SEC advising the markets that the Spanish company is suffering certain financial set backs and order cancellations as part of COVID 19 pandemic. Saveene as the preferred shareholder agreed to assist the Spanish Company in a work out arrangement and to find a new suitable merger replacement for ADHC;

j.	None of these internal private operating matters or those disclosed in the public domain have anything to do with ex-Management and ex-shareholder Ernest Remo.

19.            In the Spring of 2020 and despite the foregoing Remo setoff to hijack ADHC.

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20.            On or about April 28, 2020, Remo contacted Saveene and asked for the status of the Company. Remo also indicated he was interested in liquidating his shares. Saveene advised Remo that notwithstanding any differences with the Spain Co., the Canada operation is alive and well in ADHC. Saveene reminded Remo that the control block sale closed with no recourse or survival clauses stipulated in their share purchase agreement.

21.            Without any prior notice to Saveene or authority, Remo dissolved ADHC in Nevada. In Nevada that State is considered a “open State” meaning any third party may dissolve an entity without proof of control or being an officer or Director of the Company so long as a small filing fee is paid and proper paper work is filed.

22.            A day earlier on April 27, 2020, Remo formed an entirely new company in Wyoming, which he also called American Diversified Holdings Corporation or ADHC Wyoming, for no other reason but to hijack the ADHC (Nevada) Company ticker. In this regard, the Wyoming State filing fails to include any symbol or representation that this entity previously existed and relocated, as is commonly done i.e. Merge Out. Nor for that matter does the Nevada filing state that the entity was “merged out” as is customary. Moreover, ADHC Wyoming allotted 1,000, 000,000.00 shares of stock while ADHC allotted 2,000,000,000.00 shares of stock. A true copy of ADHC Wyoming formation documents are attached as Exhibit C. ADHC Wyoming is a brand new private company and has no affiliation with ADHC, which is a public company quoted on OTC Markets.

23.            Although ADHC Wyoming is an entirely new company, Remo has knowingly and intentionally represented to investors and the public at large that ADHC Wyoming is one in the same with ADHC by asserting that ADHC re-domiciled itself in Wyoming.

24.            As a matter of law, ADHC Wyoming is an entirely new entity that has nothing to do with ADHC, yet Remo has asserted that ADHC has re-domiciled itself in Wyoming, to gain all the benefits of ADHC, which it is not entitled to.

25.            Notably, Remo retained counsel who filed correspondence with OTC representing that ADHC Wyoming and ADHC are the same entity, despite ADHC Wyoming filings to the contrary.

26.            No such “redomicile” documentation exist between the true ADHC and Wyoming ADHC. Even if these non-existent documents are produced and signed by Ernest Remo or his associates these documents are invalid as Remo sold his control block in ADHC and Remo and or his associates resigned and or were never duly appointed officers and or Directors of ADHC post Saveene acquisition.

27.            Saveene, upon discovering Remo’s theft, demanded that Remo immediately cease and desist from interfering with ADHC and demanded that Remo reinstate ADHC in Nevada. Such demand was made on or about July 3, 2020. Remo refused and falsely asserted that he was still entitled to his controlling interest in ADHC.

28.            For several months thereafter Saveene attempted to resolve this matter to no avail. As a result, Saveene has no choice but to commence this action.

29.            Remo’s egregious conduct has been furthered by AST and OTC’s egregious conduct.

30.            Upon Remo’s formation of ADHC Wyoming and refusal to cease interfering with ADHC, Saveene repeatedly reached out to AST to address Remo’s actions to no avail.

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31.            Instead AST acknowledged that Remo held the controlling interest in ADHC by completely refusing to answer any emails or telephone calls from ADHC’s true management and its officers and Directors including their legal representatives (essentially Saveene); despite the fact that AST had transferred Remo’s interest to Saveene. AST with their silence and non-response also recognized Remo as an officer of ADHC thereby allowing him to file on OTC.

32.            Despite Remo’s lack of authority, AST accepted a payment from Remo for an outstanding ADHC bill and then granted Remo access with OTC as “The ADHC A Nevada Co.”

33.            On or about August 1, 2020, AST was also on notice of Remo’s efforts to regain 262,500,000.00 shares of ADHC stock from an incomplete merger that were to be delivered to AST.

34.            AST knowingly and intentionally recognized Remo’s interest despite Saveene’s superior rights to same and its own prior involvement. Moreover, AST did so without consulting with Saveene or even responding to Saveen’s requests to intervene.

35.            By virtue of AST’s recognition of ADHC Wyoming and or Remo’s interest in ADHC, AST has advanced Remo’s theft causing significant harm to Saveene.

36.            Like AST, OTC has advanced Remo’s theft. OTC is the market where ADHC trades on. OTC, among other acts, routinely performs diligence on its clientele to ensure transparency and accuracy. OTC failed to properly investigate Remo and his fraudulent actions thereby perpetuating Remo’s theft. As a result Saveene has suffered significant damages.

37.            More specifically, OTC has permitted Remo to disseminate false information.

38.            On or about September 10, 2020, Saveene caused ADHC to file an 8-k dated September 9, 2020, wherein it was reported that, “The Company is subject to a hijacking. The duly appointed company management brings attention to the Schedule A attached hereto. AMERICAN DIVERSIFIED HOLDINGS CORPORATION (‘ADHC’) is a Nevada corporation. The Hijacker Ernest Remo has incorporated a private company in Wyoming and extinguished the Nevada corporation. The Wyoming corporation is attempting to conduct identity theft of the Nevada corporation. Both OTC Markets and the transfer agent haven notified. The transfer agent may be cooperating with the hijackers for reasons we are still unaware of. The management is seeking resolution through legal means and other regulators. The duly elected management/officers directors and preferred shareholders feel that this is a material event that requires a public disclosure to protect the general public and to preserve the integrity of the company”, the (“Notice”).

39.            Despite the foregoing Notice on or about December 10, 2020, Remo caused three quarterly reports for the periods ending (i) October, 31, 2019; (ii) April 30, 2020; and (iii) January 31, 2020 to be filed with OTC. None of these reports identify Saveene’s interest, or the true Nevada ADHC entity quoted on OTC Markets. Also Remo contests the Notice having asserted, “The company stated it is completely untrue and the Company dismisses it out of hand. No documents as alleged were ever executed and the person signing the document is unknown to the company. “

40.            Moreover, in each of the foregoing reports Remo falsely asserts, “Incorporated in the State of Nevada on March 21, 2001 and was re-domiciled in Wyoming on April 24, 2020. Its currently an active Corporation”.

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41.            On or about December 15, 2020, Remo caused Morgan E. Petitti, Esq., to draft an opinion letter to OTC wherein Morgan Petitti, opined that the foregoing reports were true and accurate. Morgan Petitti also claimed to have reviewed the Articles of Incorporation, Bylaws, corporate minutes and other documents and questions of law as considered necessary or appropriate for purposes of rendering the opinion.

42.            Despite the foregoing Notice, on or about December 14, 2020, Remo caused a quarterly report for the period ending October 31, 2020, and then on December 22, 2020, Remo caused two amended quarterly reports for the years ending July 31, 2020, and July 31, 2020, to be filed. Like the prior reports Saveene’s interest is never recognized, or the true Nevada ADHC entity quoted on OTC Markets. Also the Notice is contested and Remo asserts ADHC relocated

43.            All of the aforementioned reports were signed by Remo as CEO, despite the lack of a resignation on record with the OTC from the prior CEO of ADHC.

44.            On or about December 28, 2020, Remo caused Morgan E. Petitti, Esq., to draft a SECOND opinion letter to OTC wherein Morgan Petitti, opined that the above reports were true and accurate. Morgan Petitti also claimed to have reviewed the Articles of Incorporation, Bylaws, corporate minutes and other documents and questions of law as considered necessary or appropriate for purposes of rendering the opinion. Interestingly, Morgan Petitti issued such opinion despite Saveene’s objection to the first opinion letter, via email dated December 21, 2020, which also included OTC.

45.            OTC published Morgan Petitti’s second opinion letter on or about December 28, 2020.

46.            On or about December 24, 2020, Saveene once again notified OTC of Remo’s egregious conduct. To date OTC has failed to respond in any substantive way, while Remo continues to reap the benefit of his unlawful conduct.

47.            Despite the foregoing events, OTC has failed to investigate ADHC or Remo’s actions in anyway. As a result, Remo has been allowed to profit at Saveene’s expense.

48.            Due to the foregoing Plaintiff has suffered damages in excess of $500,000.00.

a.	To reinstate ADHC in Nevada will cost $5,300.00. Plaintiff has been ready, willing and able to pay this but has delayed payment due to the likelihood of Remo dissolving the company upon Plaintiff reinstating.

b.	Plaintiff paid Nevada to recapitalize to two (2) Billion shares approximately $4,000.00.

c.	Plaintiff paid AST approximately $3,000.00

d.	The Defendant Remo issued millions of shares in the Nevada ADHC Co. to himself and others and entered into various convertible note type loan instruments. The total amount of the damage is unknown. The Plaintiff estimates this loss to be about One Hundred (100) Million shares as per the Defendants filings on OTC Markets or about $320,000 based on the share price of 0.0032 as of Jan 6, 2020.

e.	The cost of a new OTC Markets shell to relocate the Canadian Real Estate Co. currently in ADHC and all legal work accounting and similar is a minimum of $200,000. 00

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First Cause of Action

(Breach of Contract)

49.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 48 as though set forth fully herein.

50.            Remo and Saveene are parties to a certain stock purchase agreement.

51.            Pursuant to the agreement Remo, as seller, agreed to sell his controlling interest in ADHC to Saveene, as buyer, in exchange for certain consideration including bringing ADHC current with OTC and to introduce a merger in exchange for shares.

52.            Saveene fully performed its obligations under the agreement.

53.            Remo in accordance with the agreement transferred his interest and resigned from

ADHC.

54.            Despite transferring his interest and resigning from ADHC, Remo is in breach of the parties’ agreement and has exercised control over ADHC to Saveene’s determinant.

55.            As a result of the foregoing Saveene has sustained suffered damages in excess of $500,000.00.

Second Cause of Action

(Breach of the Covenant of Implied Good Faith and Fair Dealing)

56.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 55 as though set forth fully herein.

57.            A duty of good faith and fair dealing was implied in the purchase agreement.

58.            Remo has breached the implied duty of good faith and fair dealing by continuing to attempt to exercise control over ADHC despite his transfer of shares and his resignation.

59.            As a result of the foregoing Saveene has sustained suffered damages, which exceed $500,000.00.

Third Cause of Action

(Conversion)

60.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 59 as though set forth fully herein.

61.            Saveene owns a controlling interest in ADHC.

62.            Saveene is the rightful owner of Remo’s controlling interest in ADHC.

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63.            Without any authority Remo and ADHC Wyoming assumed and exercised Saveene’s rights over ADHC to the exclusion of Saveene’s superior rights in ADHC. Notably, Remo caused to file with OTC certain quarterly and annual reports that fail to identify or disclose Saveene’s interest in ADHC.

64.            Remo and ADHC Wyoming have taken Saveene’s rights and interests in ADHC without Saveene’s approval.

65.            Remo and ADHC Wyoming have used ADHC without any right or title to do so.

66.            By virtue of all the allegations herein Remo and ADHC Wyoming are liable for conversion.

67.            As a result of Remo’s and ADHC Wyoming’s conduct Saveene has suffered damages in excess of $500,000.00.

Fourth Cause of Action

(Theft)

68.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 67 as though set forth fully herein.

69.            Without authorization, Remo and ADHC Wyoming have used ADHC and or exercised control over ADHC to commit fraud.

70.            Without authorization Remo and ADHC Wyoming have used ADHC’s identity and or exercised control over ADHC’s identity to commit fraud.

71.            Remo and ADHC Wyoming knowingly obtained or used, or endeavored to obtain or use, ADHC (which is controlled by Saveene) with felonious intent either temporarily or permanently to deprive Saveene of its rights in ADHC for their own unlawful use.

72.            As a direct and proximate result of Remo’s and ADHC Wyoming’s actions, Saveene has suffered damage in excess of $500,000.00.

Fifth Cause of Action
Unjust Enrichment

73.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 72 as though set forth fully herein.

74.            By reason of the foregoing, Remo and ADHC Wyoming derived a valuable benefit in the use of ADHC and have therefore been unjustly enriched all to the damage of Saveene in the sum of at least $500,000.00 together with interest according to law.

75.            The circumstances are such that equity and good consciences require Remo and ADHC Wyoming to make full restitution to Saveene for all damages caused.

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Sixth Cause of Action

(Injunction)

76.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 75 as though set forth fully herein.

77.            Remo’s and ADHC Wyoming’s egregious conduct has inflicted substantial harm upon Saveene.

78.            Any further interference by Remo and ADHC Wyoming will cause Saveene irreparable harm, including but not limited to the inability to effectively deploy capital to support its strategic business plan and maximize profit share.

79.            Unless the Court enjoins Remo and ADHC Wyoming from interfering with Saveene’s rights over ADHC, Saveene will continue to suffer immediate and irreparable harm.

80.            Remo and ADHC Wyoming have employed devices, scheme and artifices to defraud, made untrue statements of material facts or omitted to state material facts necessary to make the statements not misleading and have engaged in acts, practices and course of business which operated as fraud and deceit upon Saveene and the other shareholders of ADHC and they did so with the intent to deceive Saveene and the other shareholders.

81.            Saveene has no adequate remedy at law.

82.            By reason of the allegations herein Saveene is entitled to an injunction preventing Remo and ADHC Wyoming from interfering with ADHC and Saveene’s rights in ADHC.

Seventh Cause of Action

(Tortious Interference with Prospective Business Relations against Remo and ADHC Wyoming)

83.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 82 as though set forth fully herein

84.            Saveene has/had a business relationship with ADHC, ADHC’s shareholders and

ADHC’s investors among others.

85.            Remo and ADHC Wyoming knew of Saveene’s prospective business relationships with third parties including ADHC’s shareholders and ADHC’s investors.

86.            Remo and ADHC Wyoming intentionally interfered with Saveene’s third party relationships.

87.            Remo and ADHC Wyoming acted solely out of malice, or used dishonest, unfair or improper means.

88.            Remo’s and ADHC Wyoming’s interference caused injury to Saveene’s third party relationships.

89.            As a direct and proximate result of Remo’s and ADHC Wyoming’s actions, Saveene has suffered damage in excess of $500,000.00

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Eighth Cause of Action

(Tortious Interference with Prospective Business Relations against AST)

90.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 89 as though set forth fully herein

91.            Saveene has/had a business relationship with ADHC, ADHC’s shareholders and ADHC’s investors among others.

92.            AST knew of Saveene’s prospective business relationships with third parties including ADHC’s shareholders and ADHC’s investors.

93.            AST intentionally interfered with Saveene’s third party relationships, by among other acts recognizing Remo as an officer of ADHC and recognizing ADHC Wyoming as an affiliate of ADHC.

94.            AST acted solely out of malice, or used dishonest, unfair or improper means.

95.            AST’s interference caused injury to Saveene’s third party relationships.

96.            As a direct and proximate result of AST’s actions, Saveene has suffered damage in excess of $500,000.00.

Ninth Cause of Action

(Tortious Interference with Prospective Business Relations against OTC)

97.            Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 96 as though set forth fully herein

98.            Saveene has/had a business relationship with ADHC, ADHC’s shareholders and ADHC’s investors among others.

99.            OTC knew of Saveene’s prospective business relationships with third parties including ADHC’s shareholders and ADHC’s investors.

100.        OTC intentionally interfered with Saveene’s third party relationships by among other acts recognizing Remo as an officer of ADHC and recognizing ADHC Wyoming as an affiliate of ADHC.

101.        OTC acted solely out of malice, or used dishonest, unfair or improper means.

102.        OTC’s interference caused injury to Saveene’s third party relationships.

103.        As a direct and proximate result of OTC’s actions, Saveene has suffered damage in excess of $500,000.00

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Tenth Cause of Action

(Breach of Fiduciary Duty against AST)

104.        Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 103 as though set forth fully herein.

105.        AST at all times relevant herein has an ongoing business relationship with ADHC.

106.        AST participated in the transfer of Remo’s stock in ADHC to Saveene.

107.        AST duly recognized Remo’s resignation from ADHC.

108.        AST duly recognized Saveene’s acquisition of Remo’s controlling interest in ADHC.

109.        AST duly recognized Saveene’s appointed officers of ADHC.

110.        AST owed a fiduciary duty to ADHC and Saveene to exercise the utmost good faith and undivided loyalty.

111.        AST has breached its fiduciary duty to Saveene and ADHC by among other acts recognizing Remo as an officer of ADHC and recognizing ADHC Wyoming as an affiliate of ADHC.

112.        As a direct and proximate result of AST’s actions, Saveene has suffered damage in excess of $500,000.00.

Eleventh Cause of Action

(Breach of Fiduciary Duty against OTC)

113.        Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 112 as though set forth fully herein

114.        OTC at all times relevant herein has an ongoing business relationship with ADHC.

115.        ADHC shares have traded over OTC’s market for several years.

116.        OTC was aware that Remo transferred his controlling interest in ADHC to Saveene.

117.        OTC duly recognized Remo’s resignation from ADHC.

118.        OTC duly recognized Saveene’s acquisition of Remo’s controlling interest in ADHC.

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119.        OTC duly recognized Saveene’s appointed officers of ADHC.

120.        OTC owed a fiduciary duty to ADHC and Saveene to exercise the utmost good faith and undivided loyalty.

121.        OTC has breached its fiduciary duty to Saveene and ADHC by among other acts recognizing Remo as an officer of ADHC and recognizing ADHC Wyoming as an affiliate of ADHC.

122.        As a direct and proximate result of OTC’s actions, Saveene has suffered damage in in excess of $500,000.00.

Twelfth Cause of Action

(Negligence against AST)

123.        Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 122 as though set forth fully herein

124.        AST was hired to perform services for ADHC.

125.        Pursuant to the parties’ agreements and applicable codes, rules and/or standards in the industry AST owed a duty to Saveene and ADHC to properly perform services for ADHC.

126.        AST, in violation of the aforesaid duties, negligently, carelessly or recklessly performed its obligations by among other acts recognizing Remo as an officer of ADHC and recognizing ADHC Wyoming as an affiliate of ADHC.

127.        As a direct and proximate result of AST’s aforesaid conduct Saveene sustained severe and substantial damages which exceed $500,000.00.

Thirteenth Cause of Action

(Negligence against OTC)

128.        Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 127 as though set forth fully herein

129.        OTC provides a trading platform form for ADHC stock. To be listed on OTC, ADHC is responsible for paying substantial fees to OTC.

130.        Pursuant to the parties’ agreements and applicable codes, rules and/or standards in the industry OTC owed a duty to Saveene and ADHC to properly perform services for ADHC, including verification of Remo’s filings and purported authority over ADHC as an officer, despite the lack of any resignation from prior officers.

131.        OTC, in violation of the aforesaid duties, negligently, carelessly or recklessly performed its obligations by among other acts recognizing Remo as an officer of ADHC and recognizing ADHC Wyoming as an affiliate of ADHC.

132.        As a direct and proximate result of OTC’s aforesaid conduct Saveene sustained severe and substantial damages which exceed $500,000.00.

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WHEREFORE, Saveene Corp., demands judgment as follows:

A.              On the First Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Ernest Remo and ADHC Wyoming, jointly and severally, in an amount to be determined at trial, but presently estimated to exceed $500,000.00 together with interest thereon and the costs and disbursements of this action.

B.               On the Second Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Ernest Remo and ADHC Wyoming, jointly and severally, in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

C.               On the Third Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Ernest Remo and ADHC Wyoming, jointly and severally, in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

D.              On the Fourth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Ernest Remo and ADHC Wyoming, jointly and severally, in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

E.               On the Fifth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Ernest Remo and ADHC Wyoming, jointly and severally, in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

F.                On the Sixth Cause of Action of the Complaint awarding Saveene Corp., an injunction against Ernest Remo and ADHC Wyoming enjoining them from interfering with ADHC and Saveene’s interest in ADHC in any way.

G.              On the Seventh Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Ernest Remo and ADHC Wyoming, jointly and severally, in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

H.              On the Eighth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Action Stock Transfer Corp., in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

I.                 On the Ninth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against OTC Markets Group Inc., in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

J.                 On the Tenth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Action Stock Transfer Corp., in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

K.              On the Eleventh Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against OTC Markets Group Inc., in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

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L.              On the Twelfth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against Action Stock Transfer Corp., in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

M.             On the Thirteenth Cause of Action of the Complaint awarding judgment in favor of Saveene Corp., and against OTC Markets Group Inc., in an amount to be determined at trial, but presently estimated to exceed $500,000.00, together with interest thereon and the costs and disbursements of this action.

N.              On all causes of action, for interest at the statutory rate, taxable costs and disbursements, reasonable attorneys’ fees to the extent allowable at law, and for such other and further relief as to the Court may seem just and proper.

Dated:	January 13, 2021
New York, New York

/s/ Martin Shell

Martin Shell, Esq.

Attorney for Plaintiff

The Shell Law Firm, PLLC

11 Broadway, Suite 615

New York, New York 10004

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EXHIBIT A

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STOCK PURCHASE AGREEMENT
American Diversified Holdings Corporation ("ADHC")

This Stock Purchase Agreement (the "Agreement) is made and effective June 6, 2019.

BETWEEN:	Ernest B. Remo (the "Assignor"), owner of Controlling Interest and Control Shares of American Diversified Holdings Corp., A Company Incorporated under the laws of Nevada, quoted and trading on the OTC Market under the Symbol "ADHC" (Hereinafter referred hereafter to as "Assignor").

AND:	Saveene Corporation, a privately held Florida corporation existing under the laws of Florida (Hereinafter referred to hereafter as the 'Assignee").

RECITALS

WHEREAS, the Assignor is the record owner and holder of the Control Shares and the Controlling Interest (Control Stock) of the Company, American Diversified Holdings Corp. ("ADHC"), a Nevada company, and,

WHEREAS, the Assignee desires to acquire said Control Stock, and the Assignor desires to assign said Control Stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the transfer of the Company's Control Stock aforementioned, it is hereby agreed as follows:

1.    TERMS AND SALE

Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Assignor shall sell, convey, transfer, and deliver to the Assignee certificates representing such Control Stock, and the Assignee shall acquire from the Assignor the Company's Control Stock in consideration of the acquired price set forth in this Agreement. The certificates representing the Company's Control Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion, and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Assignor. The closing of the transactions contemplated by this Agreement ("Closing"), shall be held at offices located at 224 Datura St. Suite 1015 West Palm Beach, FL. 33401, and in part by electronic means.

2.    CONSIDERATION

The total consideration and method of payment thereof are fully set out in Exhibit "A" attached hereto and made a part hereof.

3.    REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

Assignor hereby warrants and represents:

A.	Organization and Standing. Company is a company duly organized, validly existing and in good standing under the laws of Nevada, and Assignor, has the power and authority to carry on said business as it is now being conducted.

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B.	Restrictions on Stock:

i.             Assignor is the lawful owner of the Control Stock, and Controlling Interest of American Diversified Holdings Corp. ("ADHC"), free and clear of all security interests, liens, encumbrances, equities and other charges.

ii.            There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

4.    REPRESENTATIONS AND WARRANTIES OF ASSIGNOR AND ASSIGNEE

Assignor and Assignee hereby represent and warrant that there has been no act or omission by Assignor, Assignee, or the Company which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

5.    Entire Agreement

This Agreement (including the exhibits hereto and any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.    Sections and Other Headings

The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

7.    Governing Law

This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of FLORIDA, USA. The parties herein waive trial by jury and agree to submit to the jurisdiction and venue of a court located in FLORIDA, USA

8.    ATTORNEY'S FEES

In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

[SIGNATURE PAGE FOLLOWS]

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Signature Page

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

ASSIGNOR:	ASSIGNEE:

/s/ Ernest B. Remo	/s/ Signature Illegible
Ernest B. Remo	Saveene Corporation
Date: June 6, 2019	Date: June 6, 2019

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Exhibit A

ERNEST B. REMO (EBR) WILL TRANSFER HIS OWNERSHIP OF 100,000 SHARES OF CONTROL PREFERRED SHARES IN ADHC TO SAVEENE YACHTS (SAVEENE) IN EXCHANGE FOR THE FOLLOWING:

1.	ANNOUNCE A STRATEGEY TO COMPLETELY REINVENT ADHC AND BRING IN A NEW MANAGEMENT TEAM, ENTER INTO AN LOI WITH SAVEENE AND UPON EXECUTION OF THE LOI, MANAGEMENT OF ADHC AGREES NOT TO ISSUE ANY PRESS RELEASE OR ANY OTHER COMMUNICATION IN THE PUBLIC DOMAIN. ADHC WILL THEN FILE REQUIRED DISCLOSURES WITH OTC MARKETS, AN 8K WITH THE SEC AND THEN A PRESS RELEASE.
2.	THE EXISTING MANAGEMENT AND PREFERRED SHAREHOLDER AND DIRECTOR WILL RESIGN ON THE DAY OF THE CLOSING OF THE TRANSACTION
3.	THE EXISING MANAGEMENT AGREES TO RESCIND THE PREVIOUS TRANSACTIONS AGREED TO, SPECIFICALLY, BRAZOS AND THE HEMP BUSINESS AND RETURN 160 MILLION SHARES PREVIOUSLY ISSUED TO THE CORPORATE TREASURY
4.	UPON CLOSING THE TRANSACTION, NEW MANAGEMENT WILL EMBARK ON A STOCK AWARENESS PROGRAM DESIGNED TO ENHANCE SHAREHOLDER VALUE AND TO PREPARE FOR A RULE 144A FINANCING FOR THE COMPANY

5.	IN EXCHANGE FOR RETIRING THE ADHC DEBT OWED TO REMO, NEW MANAGEMENT WILL ISSUE 60 MILLION SHARES OF RULE 144 STOCK TO REMO REPRESENTING 9.6% OF THE PRO FORMA SHARES ON A NON-DILUTIVE BASIS. ADHC WILL FILE A FORM 13G WITH THE SEC SHOWING REMO AS A 9.9% SHAREHOLDER.
6.	ON OR BEFORE THE CLOSING DATE CURRENT MANAGEMENT WILL NOTIFY ACTION STOCK TRANSFER AND THE STATE OF NEVADA OF THE NEW MANAGEMENT STRUCTURE AND CONTROL SHARE TRANSFER
7.	CURRENT ADHC MANAGEMENT AND ITS CHAIRMAN WILL EXECUTE A PARTNERSHIP AGREEMENT WHEREBY ADHC WILL HAVE A 60% CONSOLIDATION OR CONSOLIDATOR RIGHTS TO SELL FRACTIONAL YACHTS FOR www.saveene.com UNDER IT OWN PRIVATE BRAND AND NAME

8.	EBR AGREES TO SERVE AS A CONSULTANT TO THE COMPANY FOR A PERIOD OF 120 DAYS POST CLOSINGTO ASSIST WITH A PROPOSED REVERSE SHARE SPLIT AND LOGISTICAL MATTERS. THE REVERSE SHARE SPLIT WILL BE .03 PER SHARE.

THE BUYER AGREES:

1.	IMMEDIATELY UPON CLOSING OF THE TRANSACTION TO CREATE AND RELEASE A WEBSITE SIMILAR TO wiNvw.saveene.com WHICH WILL BE THE ADHC COSOLIDATOR PORTAL. SEE H1TPS://AMERICANDIVERSIFIEDHOLDINGS.COM.
2.	THE BUYER WILL REPORT ALL REVENUES EARNED THOUGH THE CONSOLIDATOR PORTAL TO ADHC AND ITS SHAREHOLDERS VIS OTC MARKETS
3.	THE BUYER AGREES TO FILE A REGULATION A+ REGISTRATION STATEMENT WITH THE SEC AND NAME EBR AS A SELLING SHAREHOLDER FOR THE 9.6% SHARES ISSUED TO HIM. THIS WILL BE FILED POST REVERSE SHARE SPLIT.
4.	THE REG A+ WILL BE FOR A PROPOSED $3 MILLION WITH FUNDS TO BE USED TOWARDS THE SALE OF EXISTING INVENTORY AND FOR THE PURCHASE OF ADDITIONAL VESSELS

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EXHIBIT B

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American Diversified Holdings Corp.

WRITTEN CONSENT OF THE BOARD OF DIRECTORS TO TAKE ACTION

June 6, 2019, 2019

The undersigned, comprising the Board of Directors of American Diversified Holdings Corp. ("ADHC"), a Nevada corporation ("ADHC" or the "Company"), acting pursuant to the provisions of the General Corporation Law of the State of NEVADA, and the Company's Bylaws, do hereby waive all notice of the time, place and purpose of a special meeting and hereby consent and agree to the adoption of the following resolutions, with the same force and effect as if made at a duly convened and held meeting of the Board of Directors of the Company.

WHEREAS, the Board of Directors deem it to be in the Company's best interest to accept the resignation of Ernest B. Remo for any/all Officer positions, and/or Director positions of the Company, American Diversified Holdings Corp., simultaneously accepting the Appointment of Alex Sentic as Chief Executive Officer of the Company, effective immediately.

NOW THEREFORE, BE IT RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to deliver this resolution to the Company's Transfer Agent and Counsel so that the appointment may be changed for the record.

RESOLVED, that the officers and directors of the Company are hereby authorized, empowered and directed to execute such action, in the form required by the Bylaws and applicable law, and to take all steps and perform all such acts and things as may appear in such officer's discretion to be necessary or advisable in order to fully carry out the intent and effectuate the purpose of the foregoing resolutions.

FURTHER RESOLVED, that all acts and deeds done by any officer or director of the Company intended to carry out the intent of the foregoing resolutions are hereby ratified and approved.

This Action by Written Consent may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument and shall be filed with the minutes of the proceedings of the Board of Directors. This Action by Written Consent shall be effective as of the date first set forth above. Facsimile and electronic signatures shall be deemed to have the same effect as originals.

ACCEPTED BY: American Diversified Holdings Corporation ("ADHC")

/s/ Ernest Remo

Ernest Remo, Resigning CEO

/s/ Alex Sentic

Alex Sentic, Incoming CEO

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June 6, 2019

American Diversified Holdings Corporation

OBJECT: RESIGNATION

To the Board,

At this time, I feel it would be in the best interest of the Company, American Diversified Holdings Corporation, and myself, to resign from all my positions with the Company. Said positions include any/all Director positions and any/all Officer positions held with the Company, effective immediately.

Therefore, I am submitting my resignation effective 06/06/2019.

Sincerely,

/s/ Ernest B. Remo

Ernest B. Remo

American Diversified Holdings Corporation. Resigning Chairman/CEO

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RESOLUTION BY SOLE MEMBER OF THE BOARD

OF THE BOARD OF DIRECTORS

OF

AMERICAN DIVERSIFIED HOLDINGS CORPORATION

The undersigned, being the sole member of the board of directors (the "Board of Directors") of American Diversified Holdings Corporation, A Nevada corporation (the "Corporation"), hereby consent, pursuant to the By-Laws of the Corporation and the business and corporate laws of the State of Nevada, particularly Section 78.390 of the Nevada Revised Statutes, to the adoption of the following resolutions set forth in Exhibit A attached hereto, without a meeting with the same force and effect as if said resolutions had been duly adopted at a meeting of the Board of Directors:

This unanimous Written Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together, shall constitute one and the same Unanimous Written Consent.

IN WITNESS THEREOF, the undersigned has executed this unanimous Written Consent as of this 13th day of June, 2019

Member of the Board of Directors:

/s/ Ernest B. Remo
Ernest B. Remo

Chairman/CEO

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EXHIBIT A

WHEREAS, THE Board of Directors of the Corporation deem it in the best interests of the Corporation, NOW, THEREFORE, BE IT:

RESOLVED: That the Board of Directors hereby appoints Daniel Sobolowski as interim CEO and sole director and Alexander Sentic as interim COO until such time as a proposed merger is completed and a new Board of Directors and management team is installed and further,

RESOLVED: That the Board hereby accepts the resignation of Ernest B. Remo as Chairman/CEO and sole director.

RESOLVED: that any executive officer of the Corporation be, and each of them hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, verify, deliver, file and record with the appropriate judicial, public and governmental authorities, or any other persons or entity as any such officer of the Corporation may deem necessary, appropriate or proper to implement the provisions of the forgoing resolutions and to consummate the transactions contemplated thereby, the execution certification, delivery, filing and recording of such agreements, documents and instruments and the taking of such action to be conclusive evidence of the authority therefore; and further,

RESOLVED: That the warrants to be issued and referenced will be issued validly and the Company shall indemnify and hold harmless its transfer agent in the issuance of the shares; and further

RESOLVED, that all actions of any kind heretofore taken by the directors or any of the executive officers of the Corporation in connection with the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

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EXHIBIT C

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Profit Corporation

Articles of Incorporation

I.	The name of the profit corporation is: American Diversified Holdings Corporation

II.	The name and physical address of the registered agent of the profit corporation is:

LEGALINC CORPORATE SERVICES INC.

5830 E 2nd St Ste 8

Casper, WY 82609

III.	The mailing address of the profit corporation is:

PO Box 2568

Del Mar, CA 92014

IV.	The principal office address of the profit corporation is:

122 15th Street #2568

Del Mar, CA 92014

V.	The number, par value, and class of shares the profit corporation corporation will have the authority to issue are:

Number of Common Shares: 1,000,000,000	Common Par Value: $0.0000
Number of Preferred Shares: 0	Preferred Par Value: $0.0000

VI.	The name and address of each incorporator is as follows:

Ernest B. Remo

PO Box 2568, Del Mar, CA 92014

Signature:	Ernest B. Remo	Date: 04/27/2020
Print Name:	Ernest B. Remo
Title:	Incorporator
Email:	ernestremo@san.rr.com
Daytime Phone #:	(858) 405-7168

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Wyoming Secretary of State Herschler Bldg East, Ste. 100 & 101 Cheyenne, WY 82002-0020 Ph. 307-777-7311

☑	I am the person whose signature appears on the filing; that I am authorized to file these documents on behalf of the business entity to which they pertain; and that the information I am submitting is true and correct to the best of my knowledge.
☑	I am filing in accordance with the provisions of the Wyoming Business Corporation Act, (W.S. 17-16-101 through 17-16-1804) and Registered Offices and Agents Act (W.S. 17-28-101 through 17-28-111).
☑	I understand that the information submitted electronically by me will be used to generate Articles of Incorporation that will be filed with the Wyoming Secretary of State.
☑	I intend and agree that the electronic submission of the information set forth herein constitutes my signature for this filing.
☑	I have conducted the appropriate name searches to ensure compliance with W.S. 17-16-401.
☑	I affirm, under penalty of perjury, that I have received actual, express permission from each of the following incorporators to add them to this business filing: Ernest B. Remo

Notice Regarding False Filings: Filing a false document could result in criminal penalty and prosecution pursuant to W.S. 6-5-308.

W.S. 6-5-308. Penalty for filing false document.

(a)        A person commits a felony punishable by imprisonment for not more than two (2) years, a fine of not more than two thousand dollars ($2,000.00), or both, if he files with the secretary of state and willfully or knowingly:

(i)         Falsifies, conceals or covers up by any trick, scheme or device a material fact;

(ii)        Makes any materially false, fictitious or fraudulent statement or representation; or

(iii)       Makes or uses any false writing or document knowing the same to contain any materially false, fictitious or fraudulent statement or entry.

☑	I acknowledge having read W.S. 6-5-308.

Filer is:  ☑ An Individual              ☐ An Organization

Filer Information:

By submitting this form I agree and accept this electronic filing as legal submission of my Articles of Incorporation.

Signature:	Ernest B. Remo	Date: 04/27/2020
Print Name:	Ernest B. Remo
Title:	Incorporator
Email:	ernestremo@san.rr.com
Daytime Phone #:	(858) 405-7168

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Wyoming Secretary of State Herschler Bldg East, Ste. 100 & 101 Cheyenne, WY 82002-0020 Ph. 307-777-7311

Consent to Appointment by Registered Agent

LEGALINC CORPORATE SERVICES INC., whose registered office is located at 5830 E 2nd St Ste 8, Casper, WY 82609, voluntarily consented to serve as the registered agent for American Diversified Holdings Corporation and has certified they are in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

I have obtained a signed and dated statement by the registered agent in which they voluntarily consent to appointment for this entity.

Signature:	Ernest B. Remo	Date: 04/27/2020
Print Name:	Ernest B. Remo
Title:	Incorporator
Email:	ernestremo@san.rr.com
Daytime Phone #:	(858) 405-7168

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STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF INCORPORATION

American Diversified Holdings Corporation

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **27th** day of **April, 2020** at **4:25 PM.**

Remainder intentionally left blank.

Filed Date: 04/27/2020

Edward A. Buchanan
Secretary of State

Filed Online By:

Ernest B. Remo

on 04/27/2020

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